UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2015, the shareholders of Northeast Bancorp (the “Company” or “Northeast”) approved the Company’s Senior Executive Incentive Plan (the “Incentive Plan”). The results of the shareholder vote on the Incentive Plan are set forth below under Item 5.07 of this Current Report on Form 8-K. A summary of the key terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders filed on October 9, 2015. The foregoing description of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

On November 20, 2015, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company amended the terms of certain stock option and restricted stock awards previously granted to Claire Bean, the Company’s Chief Operating Officer, in connection with her previously announced retirement from the Company, effective December 31, 2015 (the “Retirement Date”), and in recognition of Ms. Bean’s service and contributions to the Company. The Compensation Committee sent Ms. Bean a letter (the “Letter”) memorializing the amendments, which are as follows:

●	59,404 stock options granted on December 29, 2010 shall remain outstanding and may become exercisable in accordance with their terms as though Ms. Bean remained an employee of the Company.

●

33,059 stock options granted on January 31, 2013, which vest on the Retirement Date pursuant to the terms of the award agreement, shall be exercisable for a period of three years following the Retirement Date.

●	5,277 restricted shares of voting common stock of the Company granted on January 31, 2013 shall fully vest on the Retirement Date.

The foregoing description of the Letter is qualified in its entirety by reference to the full text of the Letter attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 20, 2015, the Company held its 2015 annual meeting of shareholders.  At the annual meeting, the shareholders elected each of Matthew B. Botein, Cheryl Lynn Dorsey and Peter W. McClean as a director for a term of three years and until their respective successors are duly elected and qualified. In addition, the shareholders (i) approved, on an advisory, non-binding basis, the named executive officer compensation; (ii) ratified the appointment of RSM US LLP (formerly McGladrey LLP) as Northeast’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and (iii) approved the Northeast Bancorp Senior Executive Incentive Plan.

The voting results of each of the proposals submitted at the 2015 annual meeting of shareholders are set forth below:

1. To elect the three nominees named in the proxy statement as Class II directors, each to serve for a three-year term and until their respective successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON-VOTES
Matthew B. Botein	6,736,543	59,615	808,268
Cheryl Lynn Dorsey	6,736,743	59,415	808,268
Peter W. McClean	6,736,243	59,915	808,268

2. To approve the advisory, non-binding proposal to approve the compensation of Northeast’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,030,895	760,898	4,365	808,268

3. To ratify the appointment of RSM US LLP as Northeast’s independent registered public accounting firm for the fiscal year ending June 30, 2016:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,603,753	400	273	—

4. To approve the Northeast Bancorp Senior Executive Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,721,115	43,830	31,213	808,268

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

10.1	Northeast Bancorp Senior Executive Incentive Plan
10.2	Letter dated November 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Brian Shaughnessy
Name:	Brian Shaughnessy
Title:	Chief Financial Officer and Treasurer

Date: November 24, 2015

2